Copeland International Small Cap Dividend Growth Fund

(a series of Copeland Trust)

Supplement dated November 8, 2016 to

the Prospectus and Statement of Additional Information dated December 14, 2015

Effective November 8, 2016, the Fund will not accept any new investments. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-9-COPELAND (1-888-926-7352).

This Supplement and the existing Prospectus dated December 14, 2015, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated December 14, 2015, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-888-9-COPELAND (1-888-926-7352).